                   [LIGHT REVOLUTION FUND LOGO APPEARS HERE]

                             LIGHT REVOLUTION FUND

                                 ANNUAL REPORT

                                OCTOBER 31, 1999

                             LIGHT REVOLUTION FUND

Dear Shareholder:

As of October 31, 1999, the net asset value per share of the Light Revolution Fund stood at $11.39, which indicates a 13.9% gain (8.48% load adjusted return) since inception in June of this year. The market continues to reward the holders of shares of the large cap technology companies that are leaders in the continuing worldwide effort to build the information highway. During the period June 30, 1999 to October 31, 1999, the S&P 500, by comparison, was down by -0.31%.

Although the performance of large cap technology shares was good during the period, the results for Internet start-ups and dot-com IPOs continues to astound even their most jubilant promoters. It is impossible to say how much longer the market will continue to reward companies that have yet to learn how to make money. We continue to believe that the best place for prudent investors to hold money for the long run is in the leading companies that are building the nuts and bolts of the information highway upon which the dot-com companies depend.

A Website is a fine thing to have, but it is no more than a grain of sand on a wide beach. The proprietor still has to get everyone to come over and look at it. This phenomenon is benefiting one traditional business - the advertising agencies and broadcasters - who are happy to take money from the venture capital community and put it to work entertaining consumers with creative advertisements. We urge our investor not to risk more than they care to lose in the high-flying Internet sector and keep their core position in the type of companies that we hold in the Light Revolution Fund.

We reiterate our belief that the information revolution is still in its early stages with barely 200 million people worldwide hooked up to the Internet, out of a population of 6 billion. It is, therefore, still only 3 percent of the way to completion. This is where the telephone was in terms of market penetration at the turn of the last century in America. Though nearly half of these users are located in North America, the rest of the world is catching up. Over one million cell phone users are signing up in China alone each month. This is good news for companies like Nokia, Motorola and Ericsson, as well as the standard setting Qualcomm whose shares have risen more than 10-fold so far this year.

We continue to believe that this favorable trend will be in place for many years to come and that the best way to participate in it is to own shares of the Light Revolution Fund. We thank you for your faith in us.

Sincerely,

/s/ Henry Hewitt

Henry Hewitt
President

                             LIGHT REVOLUTION FUND


                         CUMULATIVE RATE OF RETURN (%)
             FOR THE PERIOD JUNE 29, 1999<F1>1 TO OCTOBER 31, 1999

LIGHT REVOLUTION FUND (NO-LOAD)................................. 13.90%
LIGHT REVOLUTION FUND (LOAD ADJUSTED)...........................  8.48%
Lipper Science & Technology Index............................... 18.16%
S&P 500 Stock Index............................................. -0.31%

<F1>1 Commencement of operations.

                                         6/30/99      10/31/99
Light Revolution Fund (No-Load)           10,290        11,390
Light Revolution Fund (Load Adjusted)      9,801        10,849
Lipper Science & Technology Index         10,000        11,816
S&P 500 Stock Index                       10,000         9,969

This chart assumes an initial investment of $10,000 made on 6/29/99 (commencement of operations). Total return is based on the net change in N.A.V. and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The Lipper Science & Technology Index is composed of 10 mutual funds. Each mutual fund making up the Index invests at least 65% of its equity portfolio in science and technology stocks.

The S&P 500 Stock Index is an index of an unmanaged group of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

                             LIGHT REVOLUTION FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                                OCTOBER 31, 1999



ASSETS:
Investments, at value
   (cost of $1,316,565)                                       $ 1,471,248
Dividends and interest receivable                                   1,298
Receivable from Adviser                                            18,001
Other assets                                                        2,357
                                                         -----------------
       Total assets                                             1,492,904
                                                         -----------------
LIABILITIES:
Payable to Distributor                                                807
Accrued expenses and other liabilities                             43,658
                                                         -----------------
       Total liabilities                                           44,465
                                                         -----------------

                                                         =================
NET ASSETS                                                    $ 1,448,439
                                                         =================
NET ASSETS CONSIST OF:
Paid in capital                                               $ 1,293,756
Net unrealized appreciation of investments                        154,683
                                                         -----------------
Net assets                                                    $ 1,448,439
                                                         =================
Shares issued and outstanding (Five hundred
   million shares of $0.0001 par value authorized)                127,148

NET ASSET VALUE ON REDEMPTION:
Price per share                                                   $ 11.39
                                                         =================
Maximum offering price per share                                  $ 11.96
                                                         =================


                     See notes to the financial statements.

                             LIGHT REVOLUTION FUND

                            STATEMENT OF OPERATIONS
              FOR THE PERIOD JUNE 29, 1999<F2>1 TO OCTOBER 31, 1999


INVESTMENT INCOME:
Dividends (net of foreign taxes withheld of $45)                     $ 905
Interest                                                             2,789
                                                          -----------------
       Total investment income                                       3,694
                                                          -----------------
EXPENSES:
Accounting and transfer agent fees and expenses                     19,625
Administrative fees                                                 15,500
Registration and filing fees                                        15,125
Professional fees                                                   13,250
Insurance expense                                                    8,125
Investment advisory fees                                             4,142
Shareholder reports                                                  4,125
Custody fees and expenses                                            2,500
Directors' fees and expenses                                         2,500
Distribution fees (12b-1)                                            1,036
                                                          -----------------
       Total expenses before waiver and
         reimbursement from Adviser                                 85,928
       Expense waiver and reimbursement from Adviser               (77,643)
                                                          -----------------
Net expenses                                                         8,285
                                                          -----------------
NET INVESTMENT LOSS                                                 (4,591)
                                                          -----------------

UNREALIZED GAIN ON INVESTMENTS:
Net change in unrealized appreciation of investments               154,683
                                                          -----------------
NET GAIN ON INVESTMENTS                                            154,683
                                                          -----------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $ 150,092
                                                          =================
<F2>1 Commencement of operations



                     See notes to the financial statements.

                             LIGHT REVOLUTION FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                             June 29, 1999<F3>1
                                                                    to
                                                             October 31, 1999

OPERATIONS:
Net investment loss                                                    $ (4,591)
Net change in unrealized appreciation of investments                    154,683
                                                             -------------------
  Net increase in net assets resulting from operations                  150,092
                                                             -------------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                                             1,198,472
Cost of shares redeemed                                                    (125)
                                                             -------------------
  Net increase in net assets from capital share transactions          1,198,347
                                                             -------------------

TOTAL INCREASE IN NET ASSETS                                          1,348,439


NET ASSETS:
Beginning of period                                                     100,000
                                                             -------------------
End of period                                                       $ 1,448,439
                                                             ===================

CHANGES IN SHARES OUTSTANDING:
Shares sold                                                             117,160
Shares redeemed                                                             (12)
                                                             -------------------
NET INCREASE IN SHARES OUTSTANDING                                      117,148
                                                             ===================

<F3>1 Commencement of operations


                     See notes to the financial statements.

                             LIGHT REVOLUTION FUND

                              FINANCIAL HIGHLIGHTS
             SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING
                              THROUGHOUT THE PERIOD

                                                          June 29, 1999<F4>1
                                                                 to
                                                          October 31, 1999

NET ASSET VALUE - BEGINNING OF PERIOD                                 $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                                    (0.04)
Net realized gain and unrealized appreciation                           1.43
                                                          -------------------
       Total from investment operations                                 1.39
                                                          -------------------

NET ASSET VALUE - END OF PERIOD                                       $11.39
                                                          ===================

TOTAL RETURN<F5>2,<F6>3                                               13.90%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                                 $1,448
Ratio of expenses to average net assets:
     Before expense reimbursement<F7>4                                20.74%
     After expense reimbursement<F7>4                                  2.00%
Ratio of net investment loss to
   average net assets:
     Before expense reimbursement<F7>4                               -19.85%
     After expense reimbursement<F7>4                                 -1.11%
Portfolio turnover rate                                                0.00%

<F4>1 Commencement of operations
<F5>2 Not annualized
<F6>3 The total return calculation does not reflect the maximum sales charge of
      4.75%.
<F7>4 Annualized


                     See notes to the financial statements.

                              LIGHT REVOLUTION FUND
                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1999

------------------------------------------------------------------------------
COMMON STOCKS - 84.3%                                    Shares         Value
------------------------------------------------------------------------------
COMPUTER HARDWARE & ELECTRONICS - 11.1%
Apple Computer, Inc.<F8>*                                   339      $ 27,162
Compaq Computer Corporation                                 331         6,289
Dell Computer Corporation<F8>*                              379        15,207
Hewlett-Packard Company                                     203        15,035
International Business Machines Corporation                 150        14,756
Koninklijke (Royal) Philips Electronics N.V.                204        21,203
Lexmark International Group, Inc. - Class A<F8>*            276        21,545
Sony Corporation ADR                                        193        30,832
Toshiba Corporation<F9>**                                 1,438         9,039
                                                                    ----------
                                                                      161,068
                                                                    ----------
ENTERTAINMENT & MEDIA - 6.5%
The Walt Disney Company                                     462        12,185
The News Corporation Limited ADR                            525        15,553
Nintendo Company Ltd. ADR                                 1,143        22,672
Reuters Group PLC ADR                                       218        12,058
Time Warner Inc.                                            223        15,540
Viacom Inc.<F8>*                                            375        16,781
                                                                    ----------
                                                                       94,789
                                                                    ----------
IMAGING & GRAPHICS - 7.4%
Adobe Systems Incorporated                                  594        41,543
Canon, Inc. ADR                                             665        18,911
Eastman Kodak Company                                       193        13,305
Electronics for Imaging, Inc.<F8>*                          347        13,989
Fuji Photo Film ADR                                         379        12,081
Xerox Corporation                                           235         6,580
                                                                    ----------
                                                                      106,409
                                                                    ----------
INTEGRATED CIRCUITS & SEMICONDUCTORS - 16.1%
Analog Devices, Inc.<F8>*                                   443        23,534
Applied Materials, Inc.<F8>*                                326        29,279
Broadcom Corporation - Class A<F8>*                         230        29,397
Intel Corporation                                           234        18,120
KLA-Tencor Corporation<F8>*                                 320        25,340
Maxim Integrated Products, Inc.<F8>*                        318        25,102
Micron Technology, Inc.                                     275        19,611
Texas Instruments Incorporated                              324        29,079
Xilinx, Inc.<F8>*                                           427        33,573
                                                                    ----------
                                                                      233,035
                                                                    ----------

                             LIGHT REVOLUTION FUND
                             SCHEDULE OF INVESTMENTS
                          OCTOBER 31, 1999 (CONTINUED)

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)                                Shares         Value
------------------------------------------------------------------------------
INTERNET - 6.1%
America Online, Inc.<F8>*                                   178        23,084
Cisco Systems, Inc.<F8>*                                    299        22,126
Sun Microsystems, Inc.<F8>*                                 324        34,283
3Com Corporation<F8>*                                       310         8,990
                                                                    ----------
                                                                       88,483
                                                                    ----------
SOFTWARE - 8.8%
Cadence Design Systems, Inc.<F8>*                           467         7,093
Intuit Inc.<F8>*                                            573        16,689
Microsoft Corporation<F8>*                                  199        18,420
Oracle Corporation<F8>*                                     483        22,973
Parametric Technology Corporation<F8>*                      855        16,299
SAP AG ADR<F8>*                                             385        14,077
The Charles Schwab Corporation                              401        15,614
Wells Fargo Company                                         347        16,613
                                                                    ----------
                                                                      127,778
                                                                    ----------
TELECOMMUNICATIONS - 12.2%
AT&T Corp.                                                  292        13,651
Bell Atlantic Corporation                                   257        16,689
Lucent Technologies Inc.                                    252        16,191
MCI WorldCom, Inc.<F8>*                                     191        16,390
Nortel Networks Corporation                                 588        36,419
Qwest Communications International Inc.<F8>*                555        19,980
Sprint Corporation                                          301        22,368
Symbol Technologies, Inc.                                   217         8,626
Tellabs, Inc.<F8>*                                          405        25,616
                                                                    ----------
                                                                      175,930
                                                                    ----------
                                       8

                             LIGHT REVOLUTION FUND
                             SCHEDULE OF INVESTMENTS
                          OCTOBER 31, 1999 (CONTINUED)

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)                                Shares         Value
------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATIONS - 16.1%
General Motors Corporation - Class H                        350        25,484
Globalstar Telecommunications Limited<F8>*                  690        15,223
Motorola, Inc.                                              227        22,118
Nokia Corporation ADR                                       230        26,579
QUALCOMM Incorporated<F8>*                                  536       119,394
Telefonaktiebolaget LM Ericsson ADR                         581        24,838
                                                                    ----------
                                                                      233,636
                                                                    ----------
TOTAL COMMON STOCK
     (cost $1,066,445)                                              1,221,128
                                                                    ----------

------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 17.3%                    PRINCIPAL AMOUNT
------------------------------------------------------------------------------
------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES - 17.3%
American Family Insurance                              $ 44,311        44,311
Firstar Corporation                                      50,258        50,258
General Mills, Inc.                                      48,087        48,087
Pitney Bowes                                             20,197        20,197
Wisconsin Corporate Central Credit Union                 51,633        51,633
Wisconsin Electric Power Company                         35,634        35,634
                                                                    ----------
                                                                      250,120
TOTAL SHORT-TERM INVESTMENTS
     (cost $250,120)                                                  250,120
                                                                    ----------
TOTAL INVESTMENTS - 101.6%
     (cost $1,316,565)                                              1,471,248

Liabilities in excess of other assets - (1.6)%                        (22,809)
                                                                    ----------

Total net assets - 100.0%                                          $1,448,439
                                                                   ===========

<F8>*  Non-income producing
<F9>** Foreign Security

                     See notes to the financial statements.
                                       9

                             LIGHT REVOLUTION FUND

                       NOTES TO THE FINANCIAL STATEMENTS
                                OCTOBER 31, 1999

1.       ORGANIZATION
The Light Revolution Fund, Inc. (the "Corporation") was organized as a Maryland corporation on October 21, 1997 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. The series presently authorized is the Light Revolution Fund (the "Fund"). Pursuant to the 1940 Act, the Fund is a "diversified" series of the Corporation and has an investment objective of capital appreciation. The Fund commenced operations on June 29, 1999. Shares of the Fund are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund's prospectus. The maximum sales charge is 4.75% of the offering price.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

USE OF ESTIMATES
----------------
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT VALUATION
--------------------
Common stocks and other equity-type securities that are listed on a securities exchange are valued at the last quoted sales price during regular trading on the day the valuation is made. Price information, on listed stocks, is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the average of the most recent bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid prices furnished by a pricing service. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith under the supervision of the Board of Directors of the Corporation. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------
Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.

                             LIGHT REVOLUTION FUND

                       NOTES TO THE FINANCIAL STATEMENTS
                          OCTOBER 31, 1999 (CONTINUED)

FEDERAL INCOME TAXES
--------------------
The Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.
Therefore, a provision for federal income taxes or excise taxes has not been made.

FOREIGN SECURITIES
------------------
The Fund may invest in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than securities of comparable U.S. companies and the U.S. Government.

FOREIGN CURRENCY TRANSLATION
----------------------------
Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

OTHER
-----
Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Reclassifications are made within the net asset accounts for amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes.

3.       INVESTMENT TRANSACTIONS
The  aggregate   purchases  and  sales  of  securities,   excluding   short-term
investments, by the Fund for the period June 29, 1999 to October 31, 1999, were as follows:

                                                      Purchases        Sales
                                                      ---------        -----
              U.S. Government                       $       --     $       --
              Other                                 $1,066,445     $       --

                             LIGHT REVOLUTION FUND

                       NOTES TO THE FINANCIAL STATEMENTS
                          OCTOBER 31, 1999 (CONTINUED)

At  October  31,  1999,  gross  unrealized   appreciation  and  depreciation  of
investments for tax purposes were as follows:

              Appreciation                           $207,544
              (Depreciation)                          (52,861)
                                                     --------
              Net appreciation of investments        $154,683
                                                     ========

At October 31, 1999, the cost of investments is identical for federal income tax and financial reporting purposes.

4.       AGREEMENTS
The Corporation has entered into an Investment Advisory Agreement with Light Index Investment Company (the "Investment Adviser"). Pursuant to its advisory agreement with the Corporation, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% as applied to the Fund's daily net assets.

Until May 31, 2000, the Investment Adviser has agreed to voluntarily waive its advisory fee and/or reimburse the Fund's other expenses, including organization expenses, to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 2.00% of the average net assets of the Fund, computed on a daily basis. Accordingly, for the period June 29, 1999 to October 31, 1999, the Investment Adviser waived advisory fees and reimbursed other Fund expenses in the amount of $77,643. In addition, during the period prior to commencement of Fund operations, the Investment Adviser reimbursed the Fund for organizational expenses of $95,243. After May 31, 2000, the Investment Adviser may terminate or revise the total annual operating expense limitations at any time. Any waiver or reimbursement is subject to later adjustment to allow the Investment Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation cap of 2.00%, provided, however, that the Investment Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

First  Data  Distributors,   Inc.  (the   "Distributor")   serves  as  principal
underwriter of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Corporation. The Corporation, on behalf of the Fund, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), which authorizes the Fund to pay the Distributor (and others that have entered into related agreements under the 12b-1 Plan) a distribution fee at an annual rate of up to 0.25% of the average daily net assets of the Fund. Payments under the 12b-1 Plan are used to reimburse the recipient for services provided and expenses incurred in connection with the sale of the Fund's shares.

                             LIGHT REVOLUTION FUND

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Light Revolution Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Light Revolution Fund (constituting the Light Revolution Fund, Inc., and hereafter referred to as the "Fund") at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the period from June 29, 1999
(commencement of operations) through October 31, 1999, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 1999 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.


PRICEWATERHOUSECOOPERS LLP

/s/ PricewaterhouseCoopers LLP

November 15, 1999


Milwaukee, Wisconsin

Shares of the Light Revolution Fund are distributed by an independent third party, Provident Distributors, Inc. This report has been prepared for the general information of Light Revolution Fund shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The Fund's prospectus contains more complete information about the objectives, policies, expenses and risks of the Fund. Please read the prospectus carefully before investing or sending money.

                   [LIGHT REVOLUTION FUND LOGO APPEARS HERE]

                             LIGHT REVOLUTION FUND

                                  704 Court A
                            Tacoma, Washington 98402
                              Fund: 1.888.463.3957
                          Fund Adviser: 1.888.544.4889